SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                        Commission File Number: 000-21376

                               Bio-Life Labs, Inc.
                               -------------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               33-0714007
--------                                                             ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

16 Concord Rd., El Paso, TX 79906                                         79906
---------------------------------                                         -----
(Address of principal executive offices)                             (Zip Code)

                                 (915) 843-2044
                                 --------------
              (Registrant's Telephone Number, Including Area Code)





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ITEM 8.1:  OTHER EVENTS
-----------------------

Bio-Life Labs, Inc., a Nevada corporation (the "Registrant") is subleasing its corporate offices located at 9911 West Pico Blvd. Suite 1410, Los Angeles, CA 90035 and will no longer occupy that space.

The Company will maintain its offices and laboratory facility at 16 Concord Rd., El Paso, TX 79906. The telephone number for the El Paso office is (915) 843-2044.

The Company can also be contacted at (310) 402-4251.










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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




March 15, 2005                          Bio-Life Labs, Inc.




                                   By:  /s/ Nancy LeMay
                                        --------------------------------------
                                        Nancy LeMay, President